UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 1, 2013

EQM Technologies & Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54750	26-3254908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Carillon Boulevard, Cincinnati, Ohio	45240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 825-7500

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2013, the Board of Directors of EQM Technologies & Energy, Inc. (the “Company”) appointed Jon Colin as the Company’s interim Chief Executive Officer (“CEO”) and initiated a search for a permanent CEO.

Mr. Colin, age 57, has served as director of the Company since February 7, 2011 and had served as a director of Environmental Quality Management, Inc., a wholly owned subsidiary of the Company, since April 2008.  Mr. Colin previously served as CEO of LifeStar Response Corporation (“LifeStar”), which provides emergency and non-emergency ambulance and wheelchair-van transportation services to public and private sector healthcare programs, healthcare facilities, health management organizations and associations, from April 2002 to August 2012. Mr. Colin also served as Chief Operating Officer of LifeStar from October 2000 to April 2002 and as a consultant for LifeStar from September 1997 to October 2000. From 1990 to 1996, Mr. Colin served as President and CEO of Environmental Services of America, Inc., a publicly traded environmental services company. Mr. Colin also previously served as a director of LifeStar, BAMnet Corporation and Perma Fix Environmental Services, Inc. Mr. Colin has a B.S. in Accounting from the University of Maryland.

Mr. Colin is expected to serve as the Company’s interim CEO on an “at will” basis until the Company hires a permanent CEO. Mr. Colin will receive a salary of $20,000 for each month that he serves as interim CEO. Additionally, on June 1, 2013, the Company granted to Mr. Colin an option to purchase 200,000 shares of the Company’s common stock, par value $0.001 per share, at an exercise price of $0.40 per share. This option was fully vested on the date of grant and has a term of 10 years.

On May 13, 2011, Mr. Colin purchased a subordinated convertible note of the Company in principal amount of $100,000 in a private placement for $100,000 in cash. As of March 31, 2013, $100,000 in principal and $19,111 in accrued and unpaid interest was outstanding under this note.

Item 8.01.	Other Events.

On June 6, 2013, the Company issued a press release announcing the appointment of Mr. Colin as interim CEO, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2013	EQM Technologies & Energy, Inc.

	By:	/s/ Robert R. Galvin
Robert R. Galvin Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 6, 2013.